Filed Pursuant to Rule 497(e)
1933 Act File No. 333-114371
1940 Act File No. 811-21556

Perritt Funds, Inc.

April 25, 2012

Supplement to the Prospectus
dated February 29, 2012

Name Change for Perritt Emerging Opportunities Fund

The Board of Directors has approved a change to the name for the Perritt Emerging Opportunities Fund (the “Fund”).  Effective as of April 30, 2012, the Fund’s name will be changed to the Perritt Ultra MicroCap Fund.

The Fund’s principal investment strategy will remain the same, and the Fund will continue to normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of United States companies with market capitalizations that are below $300 million at the time of initial purchase.

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The date of this Supplement is April 25, 2012.

Please retain this Supplement for future reference.